CERTIFICATION PURSUANT TO

18 U.S.C. 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Vgrab Communications Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)

The Annual Report on Form 10-K for the period ended October 31, 2016 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;  and

(b)

Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 30, 2017

/s/ Jacek (Jack) P. Skurtys

Jacek (Jack) P. Skurtys,

Chief Executive Officer,
(Principal Executive Officer),
Chief Financial Officer,
(Principal Accounting Officer),
President